[LETTERHEAD OF KPMG PEAT MARWICK LLP]



                                                                   Exhibit 23.1




The Board of Directors
Bailey Corporation



     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement on Form S-8.


                                                     KPMG Peat Marwick LLP



Boston, Massachusetts
June 19, 1996